Emergence Presentation December 2020

Forward Looking Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management’s expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, risks relating to refinancing notes, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, the Company’s ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected and other risks disclosed under “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation may contain certain terms, such as locations and estimated ultimate recovery (“EUR”) and other similar terms that describe estimates of potential wells and potentially recoverable hydrocarbons that SEC rules prohibit from being included in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and may not constitute “reserves” within the meaning of SEC rules and accordingly, are subject to substantially greater risk of being actually realized. These estimates are based on the Company’s existing models and internal estimates. Actual quantities that may be ultimately recovered from the Company’s interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves may change significantly as development of the Company’s core assets provide additional data. In addition, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. This presentation contains financial measures that have not been prepared in accordance with U.S. Generally Accepted Accounting Principles (“non-GAAP financial measures”) including EBITDA, adjusted EBITDA, and certain operating margins and debt ratios. The non-GAAP financial measures should not be considered a substitute for financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). We urge you to review the reconciliations of the non-GAAP financial measures to GAAP financial measures in the appendix.

A Diversified Energy Company Casper Marcellus Gulf Coast Basin Anadarko Basin Permian Basin Drilling Rigs E&P Operations Midstream Operations Office Location • Tulsa based, incorporated in 1963 • Integrated approach allows Unit to capture margin from each business segment • All assets remain intact through the reorganization Oklahoma City Tulsa Headquarters Pittsburgh 1

New Reorganized Unit Business Plan: Focused on value accretion through free cash flow generation and reinvestment in each business segment 2 Free cash flow focused business model allows for debt reduction and will enable the company to maintain low leverage Current corporate G&A run rate is approximately 68% of pre-reorganization run rate and approximately 60% of 2019 actuals Capital structure and industry conditions allow Unit to pursue consolidation throughout all business segments to further enhance scale and efficiencies Acquisitions to be consummated using free cash flow, available bank line capacity, proceeds from divestments of minor properties, and equity if accretive Production optimization with focus on free cash flow Plan to spend modest upstream capital to convert the highest grade non-producing reserves to producing reserves in core areas of production

New Management team brings significant expertise to implement new strategy 3 In October 2020, Unit’s Board of Directors named Philip Smith to the positions of President and Chief Executive Officer. Mr. Smith served on the Board of Directors of Eagle Rock Energy LP from 2007 to 2015. Prior to Eagle Rock Energy, Mr. Smith was Chief Executive Officer and Chairman of Prize Energy Corp., which he co- founded with NGP in 1999, until the Company’s merger with Magnum Hunter Resources in 2002. Mr. Smith also served as CEO of Tide West Oil Company and grew the Company from less than $10 million in assets to more than $200 million in assets before it was sold to HS Resources in 1997. He received a B.S. in Mechanical Engineering from Oklahoma State University and a Master of Business Administration from the University of Tulsa. Philip Smith – President & Chief Executive Officer Mr. Dunham joined the company in November 2007 as Director of Corporate Planning. In January 2012, he was promoted to the position of Vice President of Corporate Planning. In August 2017, he was promoted to Senior Vice President of Business Development. In October 2020, he was elected to Chief Operating Officer. Prior to Unit, he held positions of increasing responsibility at Williams Power, Leggett & Platt, and Williams Energy Marketing & Trading. Mr. Dunham received his Bachelor of Arts degree in Psychology from Northwestern University, his Master of Science in Finance degree from The University of Tulsa and his MBA from The Wharton School of the University of Pennsylvania, where he was a Palmer Scholar. David Dunham – Senior VP & Chief Operating Officer Mr. Schell joined Unit in January 1987, as its Secretary and General Counsel. In 2003, he was promoted to Senior Vice President. In 2020, he was promoted to Executive Vice President and Chief Strategy Officer. From 1979 until joining Unit Corporation, Mr. Schell was Counsel, Vice President and a member of the Board of Directors of C & S Exploration Inc. He received a Bachelor of Science degree in Political Science from Arizona State University and his Juris Doctorate degree from the University of Tulsa College of Law. He is a member of the Oklahoma Bar Association. He is also a member of the State Chamber of Oklahoma board of directors, a director of the Petroleum Alliance of Oklahoma, and serves on the board of advisors for the Greater Oklahoma City Chamber. Mark Schell – Executive VP & Chief Strategy Officer Mr. Sell joined Unit in October 2020 as Interim Chief Financial Officer. Mr. Sell came from Montereau, Inc. where he had been the Chief Financial Officer since March 2020. Before that, he spent four years as the Chief Accounting Officer and Controller for SemGroup Corporation. From 1996 to 2016, Mr. Sell was with Williams Companies, Inc. where he held several different management positions in finance and accounting. Mr. Sell was with Deloitte & Touche from 1987 to 1996. Tom Sell – Chief Financial Officer Mr. Harding joined the company in August 2004 as a Staff Attorney. In March 2005, he was promoted to the position of Associate General Counsel. In October 2020, he was promoted to Vice President, General Counsel, and Secretary. Mr. Harding received his Bachelor of Business Administration from Baylor University in 2001 and his Juris Doctorate from the University of Tulsa College of Law in 2004. He is a member of the Oklahoma Bar Association. Drew Harding – VP, General Counsel and Secretary Mr. Menefee has been appointed President of Unit Drilling Company. He most recently served as Senior Vice President, Business Development at Independence Contract Drilling from 2013 to April 2020. Before that, he spent over 13 years at Rowan Companies, Inc. where he held many operational and management roles, including the Director of Marketing from 2006 to 2013. Mr. Menefee graduated from The University of Mississippi in Oxford with a Bachelor of Arts in Psychology. He holds a graduate certificate in corporate finance from the Cox School of Business at Southern Methodist University. Chris Menefee – President, Unit Drilling Company

• Unit Board member since 2008; personal investing • Retired EVP & CFO of Dollar Thrifty Automotive Group; prior to that, he was an EVP & CFO of Thrifty Rent-A-Car System, Inc. • Certified public accountant • Portfolio Mgr. at Saye Capital Mgmt, a credit focused hedge fund • Prior to Saye Capital, was VP at Gleacher & Co.; responsible for executing and marketing high yield, M&A and restructuring transactions • CEO, Drivetrain, LLC; distressed investing and turnaround professional • 20 years experience in principal investing, advisory mandates, and board service focused on financial restructuring and reorganizations • Co-founder and Managing Partner, Prescott Capital Mgmt., an OK-based hedge fund with $500 million in assets focused on small and mid-cap stocks • Former President of Siegfried Companies, Inc. and a former tax principal with Ernst & Young Refreshed Board with Substantial Shareholder Representation 4 Robert Anderson Alan Carr Phil Frohlich Steve Hildebrand Andrei Verona • Executive, GBK Corporation, since 2010 • Between 2002 and 2010, engaged primarily in personal investing with focus on oil & gas supply/demand fundamentals • In 1998, was co-founder and CEO of Sapient Energy Corp. • Chairman, President & CEO of Unit • Former CEO of Prize Energy Corp.; co-founded with NGP • Former CEO of Tide West Oil Co. – grew the company from less than $10 MM in assets to more than $200 MM before being sold Philip Smith

Reorganized Debt Structure 5 Revolver line of $140 million Balance as of December 8, 2020 is $73 million $62 million available after outstanding letters of credit of $5 million Term note balance as of December 8, 2020 is $40 million $650 million of 6.625% senior subordinated notes were converted to reorganized new Unit equity

Unit Petroleum Company 6 • Optimize production and convert non-producing reserves to producing reserves • Make acquisitions of producing properties in core areas • High grade producing properties by selling interests in thousands of wells • No exploratory drilling

7 Derivative Summary Q4 2020 Approximately 86% crude hedged at $43.35; approximately 77% natural gas hedged at $2.63 2021 Approximately 80% crude hedged at $44.65; approximately 78% natural gas hedged at $2.83 2022 Approximately 80% crude hedged at $42.25; approximately 82% natural gas hedged at $2.51 2023 Approximately 56% crude hedged at $43.60; approximately 56% natural gas hedged at $2.46

Unit Drilling Company 8 • Hired new President, Chris Menefee • Third generation oil & gas professional with 20 years of dedicated experience as a drilling contractor • Prior, was SVP-Business Development for ICD where he was instrumental in growing the company from 1 to 15 high-spec rigs; assisted with their IPO • 14 BOSS drilling rigs – state-of-the-art, top tier rigs • (2) 2200 HP quintuplex mud pumps – 7500 psi mud system • Pad Optimal multi-directional walking systems • Extended lateral length drilling capabilities • Considering conversion of six rigs to AC rigs • Anticipate rising rig count

The BOSS Drilling Rig Optimized for Pad Drilling • Multi-direction walking system • Racking & setback capacity for additional tubulars Faster Between Locations • Quick assembly substructure • 32-34 truck loads More Hydraulic Horsepower • (2) 2,200 horsepower mud pumps • 1,500 gpm available with one pump Environmentally Conscious • Dual-fuel capable engines • Compact location footprint 14 BOSS drilling rigs 9 Approx. $20 million to build a BOSS drilling rig

Superior Pipeline Company 10 • $200 million credit line available to make acquisitions and fund capital expenditures • Stable free cash flow due to limited exposure to commodity prices allows for organic growth • Aggressively pursuing business development opportunities

Contact 11 Linda Baugher Investor Relations, Unit Corporation 918-477-4529 linda.baugher@unitcorp.com